Exhibit 10.1

CATBUZZ (Logo)	Translated from Thai

Networking and WiFi Devices Installation Agreement

For the Provision of Public Internet Services

Between

OBON Corporation Company Limited and CatBuzz TV Company Limited

This Agreement is made at CatBuzz TV Company Limited on the 6th September 2019 between OBON Corporation Company Limited by Mr. Rattanapol Wongnapachan, the power of attorney, head office address located at No. 8/6 Soi Pattanakarn 30, Pattanakarn Road, Suan Luang Subdistrict, Suan Luan District, Bangkok Province, hereinafter referred to as “the Lessor”, as one party with

CatBuzz TV Company Limited by Mr. Nutthinan Suksompong, the power of attorney, head office address located at No. 99/349 Na Nakorn Building, Chaeng Wattana Road, Thung Song Hong Subdistrict, Lak Si District, Bangkok Province 10210, hereinafter referred to as “the Lessee” as one party.

Whereby the Lessor intends to lease the network system and WiFi Devices and all the accessories thereto with the provision of maintenance service for the functional condition and the ability to use such to provide the Google Station WiFi service within the agreed premises or area.

The Lessee is a joint venture company with CAT Telecom PLC as a major shareholder and is a company engaging in the telecommunication network system business providing services and was selected by CAT Telecom PLC to be responsible for the procurement and installment of the network systems and WiFi devices to support the public wireless internet services or Google Station WiFi Service.

Both parties therefore entered into this Agreement with the following contents:

Clause 1. Objective

1.1 To cooperate in providing the Google Station Service to the customers and the WiFi service, which are telecommunication service providers or leading company brands and the general users with perfect high speed according to specific standards and promt services. The Lessor will conduct all of the relevant networking and installment of WiFi Devices, including provide the maintenance service of the said system for the agreed premises or area in order for the Lessee to use all of the relevant network system and WiFi Devices in providing the public wireless internet network service or Google Station WiFi Service as a service for the users within the said premises or area.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
-Signature-	-Signature-

CATBUZZ (Logo)	Translated from Thai

1.2 CatBuzz TV Company Limited is the main partner of Agreement with CAT Telecom PLC intending to provide the public wireless internet network service or Google Station WiFi Service with business alliances cooperating to provide wireless internet network services to provide internet services to users in the area or project or location as agreed.

1.3 To facilitate and provide effective cooperation and in accordance with the conditions of the Agreement of the Google Station WiFi Service with the business alliance in jointly providing the Google Station WiFi Service, in which the Lessor conduct all of the relevant networking and installment of WiFi Devices, including provide the maintenance service of the said system for the agreed premises or area in order for the Lessee and/or CAT Telecom PLC to use the Google Station WiFi Service according to the objective.

Clause 2. Definitions

In this Agreement:

“Network System and WiFi Devices”	means	Network equipment starting with the router equipment, switch equipment, WiFi Access Point equipment and the relevant software and/or other equipment owned by the Lessor in relevant with the Google Station WiFi Service.

Clause 3. Lessee’s Obligations

The obligations are as follows:

3.1 Prepare, together with CAT Telecom PLC, the network system and telecommunication equipment with uplink for the agreed premises or area with the details as indicated in the appendix 5 of the Agreement for the Lessor to proceed the connection process of the network system and WiFi Devices and accessories.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
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CATBUZZ (Logo)	Translated from Thai

3.2 Prepare and manage, together with CAT Telecom PLC, the proper and sufficient internet for the service in accordance with the conditions of the Agreement of the Google Station WiFi Service with the cooperating business alliance in providing wireless internet network service.

3.3 Proceed, together with CAT Telecom PLC, in terms of marketing and advertising media to create awareness in accordance with the conditions of the Agreement of the Google Station WiFi Service of CAT Telecom PLC.

3.4 Coordinate with CAT Telecom PLC for the maintenance of the network system and telecommunication equipment of CAT Telecom PLC (Back Bone) relevant to the Google Station WiFi Service to be in a functional effective condition throughout this Agreement’s term.

3.5 Coordinate with CAT Telecom PLC to determinate the location and confirm the area or place of service according to the annex attached to the Agreement in Appendix (5) and in accordance with the rules, conditions and engineering Agreement of the Google Station WiFi Service to determine the Lessor to install the network system and telecommunication equipment and the accessories.

3.6 Support in, together with CAT Telecom PLC, finding a location and issue the Site acquisition for the approval of the area’s owner or service location’s owner and acquire the permission from the relevant agencies, both government and private sections, necessary for the network system and WiFi Devices installation relevant to the Google Station WiFi Service i.e. request to laying the conduits, request for pipeline usage, connecting, request for the location of equipment installation or in case of any drilling necessary for the networking and/or connecting the conduits with WiFi Devices within each area or location and be responsible for the expenses of finding the said installment locations.

3.7 Coordinate for the CAT Telecom PLC to supply the equipment and systems used as Network Probe according to the engineering agreement in providing the Google Station WiFi Service for the use of inspection of the quality, control and management of all WiFi Access Points, in which the Lessor shall be the installer of such equipment in each area or location as agreed.

3.8 Gather and evaluate, together with CAT Telecom PLC, the data occurred from the use of all Google Station WiFi Service in each area or location and report such data at the end of each month for the Lessor to use the data for the improvement of the service efficiency and in accordance with the usage level in each area.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
-Signature-	-Signature-

CATBUZZ (Logo)	Translated from Thai

3.9 Pay the compensation from the network system and WiFi Devices usage according to the usage level inspected by the Lessee and/or CAT Telecom PLC to the Lessor in accordance with Lessor’s billing documents/invoice issued monthly with the compensation specified in the Appendix 4.

3.10 Receive complains and interference claims, together with CAT Telecom PLC, from the service via CAT Contact Center 1322 or other channels which may change in the future and coordinate with the Lessor to notify and to further take corrective actions.

3.11 Take responsibility of the relocation expenses of all relevant network system and WiFi Devices as notified by CAT Telecom PLC to the company in the extended part of the determined amount according to the Appendix 4.

Clause 4. Lessor’s Obligations

The obligations are as follows:

4.1 Supply, install the network system and WiFi Devices and all the accessories for the Google Station WiFi Service within the location or area as agreed by surveying and issuing plans for the installation location of the WiFi Access Point in each location as determined by the Lessee in accordance with the engineering suitability or conditions determined by the location’s owner. The requirements are specified in the Service Performance Details in the Appendix 3 to provide the Google Station WiFi Service efficiently and effectively throughout the term of the Agreement under the standards determined by the Lessee and/or CAT Telecom PLC and take responsibility of the location finding expenses including the site acquisition from location’s owner, removal expenses, location rents, electrical usage expenses and the fees, including other expenses occurred in relation with such provided services.

4.2 Maintain the network system and WiFi Devices and all the accessories for the Google Station WiFi Service within the location or area as agreed in a normal and effective condition, also supplying the replacement of the damaged/lost network system and equipment throughout the term of this Agreement by providing a Service Level Agreement (SLA) in accordance with the Appendix 3.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
-Signature-	-Signature-

CATBUZZ (Logo)	Translated from Thai

4.3 Present the plans and installment locations of the WiFi Access Point of each location to the Lessee and/or CAT Telecom PLC to confirm the said plans in accordance with Clause 3.5 and prepare the location of all relevant network system and WiFi Devices installment, including the electrical system and the electricity meter (if any).

4.4 After the installation and completing the testof the joint function with the WiFi Controller at CAT Telecom PLC, the Lessor shall issue a summary of the installation amount and plans of the network system and WiFi Devices and all the accessories for the Google Station WiFi Service within the location or area as agreed as proof for the Lessee to submit for the approval of service fee collection to CAT Telecom PLC.

4.5 Coordinate with CAT Call Center 1322 or CAT Telecom PLC’s technical staff or the Lessee in the case of any obstruction within the determined period.

4.6 Arrange staff for the prompt correctional service in accordance with the conditions of the period of each location throughout the Google Station WiFi Service term as per this Agreement.

4.7 The Lessor shall not sublet the network system and WiFi Devices and all the accessories for the Google Station WiFi Service to any third party other than the Lessee to utilize and/or provide the service by himself, unless obtained written permission from the Lessee or in accordance with the later agreements.

4.8 Submit a monthly report on the 5th (fifth) of the next month as proof to the Lessee for the further compensation request from CAT Telecom PLC with the following details:

- Equipment conditions report

- Maintenance report

- Installation/installment relocation/removal report

- Issue financial documents/invoice for the compensation request

4.9 Take responsibility of the expenses for the installation, maintenance, removal and the service for the network system and WiFi Devices and all the accessories for the Google Station WiFi Service.

4.10 Take responsibility of the expenses for the relocation of the network system and WiFi Devices and all the accessories as notified by CAT Telecom PLC in the amount not exceeding the specification determined in the Appendix 3.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
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CATBUZZ (Logo)	Translated from Thai

4.11 The Lessor is obligated to pay fines for the Lessee in accordance with the determined conditions regarding the Service Level Agreement (SLA) according to the Appendix 3.

4.12 Supervise and control Lessor’s staff to comply with the laws, regulations, rules of CAT Telecom PLC, agencies in charge of the telecommunication service, staff in each location and the Lessee strictly.

Clause 5. Compensations

5.1 The Lessor agrees that the network system and WiFi Devices and all the accessories for the Google Station WiFi Service is solely the property of the Lessee to be utilized by the Lessee as a service to the users under the conditions and agreements of the main Agreement signed with CAT Telecom PLC as a business alliance in providing the service of the wireless internet network, whereby the Lessee agrees to pay the Lessor the compensations from the service usage of network system and WiFi Devices and all the accessories, including the maintenance service monthly, consecutively each month, and the expenses of finding locations and the site acquisition conducted by the Lessor, in which permission of installation and service provision from the location’s owner must be obtained with the details of the compensation determined in the Appendix 4.

5.2 Any taxes, including VAT occurred due to this Agreement, which the law obligates any party to pay, deduct or collect from another party, shall be paid, deducted or collected by such party from another party by such party to submit to the government agencies furthermore.

5.3 In case the Lessor has dispute or questions in regards of the compensation for the usage of all the relevant network system and WiFi Devices gathered and processed by the Lessee in accordance with Clause 3.8, such dispute shall be solved by inspecting the Equipment Usage Report.

Clause 6. Damage Insurance

6.1 The Lessor agrees to take responsibility of the damages occurred to the Lessee and/or CAT Telecom PLC in case the staff or employee of the Lessor intentionally or carelessly or without sufficient expertise acts or refrain from acting, which causes damage or unfunctional condition or uncorrectable condition to the network system and WiFi Devices relevant to the Lessor. The Lessor shall replace with quality and functional network system and WiFi Devices and all the accessories of not less than of those within the period specified by the Lessee.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
-Signature-	-Signature-

CATBUZZ (Logo)	Translated from Thai

6.2 The Lessor agrees to cooperate and facilitate the Lessee for the compliance with this Agreement and allows the staffs/representative of the Lessee to enter the location or area of network system and WiFi Devices and all the accessories installation to provide the maintenance service to the users at all time, which shall be consented by the location’s owner for each entrance. The lessee shall supervise the service of the Lessee’s staffs/representatives to be cautious and avoid causing any damages within the location or area of network system and WiFi Devices and all the accessories installation.

Thus, if Lessee’s staffs/representatives cause any damages to the network system and WiFi Devices and all the accessories, whether intentionally or carelessly, the Lessee shall take the responsibility for all the actual damages occurred.

6.3 In case a third party cites or exercise any rights to claim for any infringement or breach of intellectual property regarding the network system and WiFi Devices and all the accessories for the Google Station WiFi Service under this Agreement, the Lessor shall proceed by any mean to terminate such citing or claims immediately. If the Lessor fails to do so and causes the Lessee and/or CAT Telecom PLC to be liable to the damages for the third party due to the results of the said infringement or breach of intellectual property, the Lessor shall pay for the damage compensations and expenses, including the fees and lawyer fees instead of the Lessee and/or CAT Telecom PLC. The Lessee, however, shall notify the Lessor in written in case of such citing or claims without any hesitation as necessary to protect such rights.

Clause 7. Force Majeure

7.1 For the objective of this Agreement, the term “Force Majeure” shall mean any events which may occur or may cause disaster which are not preventable, although the person to be affected or nearly affected by such event has properly acted with caution, which is expectable from such person of such status and condition i.e. fire, earthquake, storm, flood, lightning, war, economic sanctions, blockade, strikes, riots, civil disorder, Terrorism, legislation, issuance of rules, announcement, regulations or orders issued by the government, government agencies or state’s agencies or any other events, which are beyond the suitable control of the affected party by the said force majeure.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
-Signature-	-Signature-

CATBUZZ (Logo)	Translated from Thai

7.2 The party failing to comply with any of the conditions or regulations under this Agreement shall be deemed as a breach of the conditions or regulations under this Agreement as long as the failure to comply with such conditions or regulations is due to the force majeure, in which such party has properly been avoiding, cautious and used any other available options to comply with any of the conditions or regulations under this Agreement. However, both parties shall undertake any means necessary to ease the effects from such force majeure to the least level.

7.3 The party affected by the force majeure shall notify the other party of the force majeure as soon as possible and shall undertake any means necessary, which may include, but not limited to, the edition or change the conditions or provisions in this Agreement to eliminate the inability to comply with the provisions or regulations of such Agreement without any hesitation. In the case of force majeure causing the Lessee and/or CAT Telecom PLC to be unable to perform its duty and/or obligations, whether partly or entirely, the Lessee shall immediately notify the Lessor of the force majeure as soon as possible, including the effects and damages which may occur to the service provided to Lessee and/or CAT Telecom PLC, also the helps and/or support needed by the Lessee and/or CAT Telecom PLC from the Lessor to ease such effects and damages, whereby the Lessor shall consider providing help and/or support to the Lessee and/or CAT Telecom PLC as deem proper.

Clause 8. Termination of Agreement

8.1 Both parties have the right to terminate this Agreement prior to the expiration date according to Clause 10 in case any of the parties fail to comply with any of the provisions of this Agreement or multiple clauses in total or causes any damage to the other party and such party did not take any action to correct within 30 (thirty) days form the day received a written notification from the other party.

8.2 If any of the parties was sentenced by the court to guard the property temporarily or absolutely or sentenced to become a person of bankruptcy, the other party shall have the right to terminate this Agreement immediately.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
-Signature-	-Signature-

CATBUZZ (Logo)	Translated from Thai

8.3 In case this Agreement is terminated, by whatever reason, each party are still obligated according to the Agreement to pay for the damages, fines, interests and or any amount due to pay each other completely.

8.4 In case this Agreement is terminated, by whatever reason, both parties shall be deemed as not affecting the rights of using the service, whereby both parties are still obligated in the duties of providing the service and shall be obligated to the above mentioned duties, until the service according to the agreement of Google Station WiFi Service is terminated. However, in such case, the Lessee shall notify the Lessor of the obligation of the Lessee to keep providing the service as usual.

8.5 Under the provisions of Clause 8.4 in this Agreement, when this Agreement is terminated, by whatever reason, both parties are obligated to remove all relevant network system and WiFi Devices, including all of the relevant fittings owned by each party from the area or location providing the service within 30 (thirty) days with the expense of each party, unless the owner of the area or location providing the service approves or consents for the either party to continue using its equipment to provide the service.

8.6 In case the Lessee breaches the Agreement, the Lessee agrees for the Lessor to claim the damages for the Agreement breach by the actual damage due to Lessee’s action or due to the damage chargeable under the law.

Clause 9. General Conditions

9.1 Transferring and obligations of this Agreement, whether entirely or partial, to a third party is prohibited, unless consented in written by the other party.

9.2 Both parties agree to and allow for the confidentiality of the contents in this Agreement by not disclosing them to any third party throughout the term of this Agreement, unless the disclosure is under the obligation of the law or court’s order.

9.3 In case any terms of this Agreement shall be voided, whether entirely or partly, both parties agree that other terms shall not be voided as of such voided terms, they should continue being applicable.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
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CATBUZZ (Logo)	Translated from Thai

9.4 Any notice, inquiry or delivery of documents, which shall be made to the other party according to the address determined in this Agreement, shall be deemed as successfully delivered and the other party has acknowledged since the day of usual receiving of such notice or document.

9.5 Dispute Settlement

9.5.1 In case of any dispute or claims due to this Agreement or relevant to this Agreement, including the issue of breaching the Agreement, terminating the Agreement or the validity of this Agreement, both parties shall negotiate to settle the dispute within 30 (thirty) days from the day the party claiming to have a dispute has notified the other party in written.

9.5.2 In case the dispute cannot be settled within the determined period of Clause 9.5.1, both parties agree to file such dispute to the court for consider a sentence.

9.6 Both parties agree for the free relationship under this Agreement to toward each other by not considering any party as a representative of the other party and not considering it as a joint venture, partnership or an employment. Neither of the parties has the authority to act on behalf or create obligation or responsibility to the other party, unless conducting the obligations under this Agreement or assigned in written by the other party.

9.7 The Lessor shall solely be responsible for the maintenance of the network system and WiFi Devices and all the accessories and the Lessor can appoint and/or assign any person or juristic person to act on behalf and the Lessor shall notify the Lessee, however, the Lessor still has the obligation and responsibility to the Lessee under the same provisions of the Agreement.

If all of the above-mentioned network system and WiFi Devices and all the accessories is damaged or malfunctioning due to any cause, the Lessor shall notify the Lessee immediately and the Lessor shall proceed the maintenance of such damage to the functional condition with the expenses of the Lessor.

9.8 Waiver of time or omission to exercise any rights by one party obligated to the other party under this Agreement shall not be deemed as a waiver of any rights or benefits by such party under such provision toward the other party.

9.9 If any party desires to change, amend or add any provision, a written consent shall be obtained by the other party and the edited agreement shall be issued and shall be deemed as part of this Agreement.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
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CATBUZZ (Logo)	Translated from Thai

Clause 10. Term of Agreement

This Agreement has a term of 5 (five) years from the day of signing the Agreement. Upon the end of the said term, if not agreed otherwise, both parties agree to extend the term of the Agreement for another 2 (two) years each time under the same conditions or according to the condition both parties have agreed to amend on in the future.

In case the Agreement has ended due to the first term and both parties have agreed to amend any other conditions of the Agreement, the Lessor shall agree to allow the Lessee to exercise the right as to extend the Agreement and approve of such right, until the negotiation is finalized by both parties under such amended conditions.

Clause 11. Documents as part of the Agreement

The following appendix shall be deemed as part of this Agreement:

11.1 Appendix 1 Certificate of OBON Corporation Company Limited and Letter of attorney with identification documents of the power of attorney of the limited partnership.

11.2 Appendix 2 Certificate of CatBuzz TV Company Limited and Letter of attorney with identification documents of the power of attorney of the company.

11.3 Appendix 3 General Specifications, Service Level Agreement (SLA) and WiFi Service Guideline.

11.4 Appendix 4 Details of Service Fee Compensation

11.5 Appendix 5 Details of Target and Area or Location of Service

11.6 Appendix 6 Other Documents as agreed (if any).

For any content of the appendix conflicting the contents of this Agreement, the contents of this Agreement shall be enforced over any other documents.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
-Signature-	-Signature-

CATBUZZ (Logo)	Translated from Thai

This Contract is made in two (2) duplicate copies of corresponding texts. The Parties having read and thoroughly understood its contents confirm it to be in agreement with their respective intentions in every respect. In witness whereof, the Parties have duly affixed their signature together with the company seal (if any) in the presence of the witnesses and the Parties each keep one (1) duplicate copy.

CAT BUZZ CO., LTD.	- SEAL -	OBON CO., LTD.	- SEAL -
(As Lessee)	(As Lessor)

Signed	- singnature-	Signed	- signature -
	(Mr. Natthinan Sooksompong)		(Mr. Rattanapol Wongnapachan)
	Authorized Director		Authorized Director

Signed	- singnature-	Signed	- signature -
	(Miss Papasson Wongsuwanich)		(Mrs. Paweena Saksri)

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CatBuzz TV Company Limited	OBON Corporation Company Limited
-Signature-	-Signature-

CATBUZZ (Logo)	Translated from Thai

Appendix 3

General Specifications, Service Guidelines and Service Level Agreement (SLA)

1. General Specification

The Lessor shall survey, supply and install the network system and WiFi Devices and the accessories along with the maintenance within the area or location as agreed to comply with the conditions of the agreement of which the Lessee is the main party with CAT Telecom PLC for the public wireless internet network service or Google Station WiFi Service with the business alliance in providing internet services to the users in the agreed area or location as displayed in Picture 1.

Due to the type of the technology designed and determined by the business alliance, Google, with the starting service speed of 1 Mbps in each WiFi Access Point to support customers using Google Station WiFi for sufficient and effective usage throughout the terms of this Agreement.

Picture 1: Display of Google Station WiFi Network Standard Pattern

The Lessor shall design the network system within each area or location of service in accordance with the architecture prepared by the Lessee and/or CAT Telecom PLC by considering the environment of the radio frequency (RF) in each area or location of service by using proper equipment as determined by the Lessee to retrieve the most proper installation location for the WiFi Devices.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
-Signature-	-Signature-

CATBUZZ (Logo)	Translated from Thai

The Lessor shall install the network system and WiFi Devices and all the accessories according to the plan and WiFi Access Point equipment installation list in each area and location determined by the Lessee and/or CAT Telecom PLC with the details as identified in the Appendix (5).

2. Service Guidelines

2.1 The Lessor shall design and survey the installment location of the network system and WiFi Devices and all the accessories in order to provide the WiFi Service within the agreed location or area in accordance with engineering principles supporting the provision of WiFi service, as shown in Picture 2 and supporting the business alliance cooperating in providing the wireless internet network service with the details provided in the Appendix (5) to present to the Lessee and/or CAT Telecom PLC, to confirm the plans and the WiFi Access Point equipment installation list in each location or area prior to the installation.

2.2 Coordinate with location’s owner of each location or area in which the Lessee and/or CAT Telecom PLC has obtained permission from the location’s owner to enter the premises. The CAT Telecom PLC shall issue a letter or document as a proof to the Lessor to be used as reference for the installation and provision of network system and WiFi service equipment according to the provisions of the Agreement.

2.3 The Lessor shall supply and install all the relevant network system and WiFi Devices within the agreed location or area in each location according to the plans and installation points confirmed by the Lessee and/or CAT Telecom PLC and after the completion of the installation in each location, the Lessor shall submit the installation point plans presenting the actual structure of the location in electronic file format to store as Lessee’s and/or CAT Telecom PLC’s data base and as a reference for the collection of service fee provided in each location.

2.4 The Lessor shall maintain the network system and WiFi Devices and all the accessories within each location or area in a safe and usual functional condition throughout the conditions of the Google Station WiFi Service of the Lessee and/or CAT Telecom PLC.

2.5 The network system and WiFi Devices and all the accessories, which were supplied and installed by the Lessor, shall be able to connect with the telecommunication system and work with the WiFi Controller system of CAT Telecom PLC effectively to support the WiFi service according to the agreed service provisions between CAT Telecom PLC and the business alliance in cooperation of providing the wireless internet network service or WiFi Service. In case the WiFi Access Point provided by the Lessor does not support the usage with the previous models/brand of WiFi Controller usually used by the CAT Telecom PLC currently, the Lessor shall supply the WiFi Controller or Web-Base Controller or Cloud Service supporting the usage with the WiFi Access Point provided for the service to be installed at the area of the CAT Telecom PLC in order to provide the service.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
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CATBUZZ (Logo)	Translated from Thai

2.6 In case of any Software and/or Firmware system upgrade of CAT Telecom PLC’s Controller system in accordance with the business alliance, Google, the Lessor shall provide the WiFi Devices of good functional condition. The Lessee and/or CAT Telecom PLC shall notify the Software and/or Firmware system upgrade in advance for not less than 30 days.

2.7 The Lessor shall obtain equipment with the capability to check the status of Lessor’s network system and WiFi Devices and all the accessories and which is of the standards specified by the Lessee and/or CAT Telecom PLC, enable the access to WiFi Controller or Web-Base Controller or Cloud Service currently used by CAT Telecom PLC to inspect and reveal the status of network system and WiFi Devices or any other rights determined by the CAT Telecom PLC for the maximum service effectiveness.

Picture 2: Display of network structure used for the WiFi service.

3. Technical Requirements for Network System and WiFi Devices

3.1	WiFi Devices installed for the service shall use the technology with the standards determined and in accordance with engineering principles supporting the WiFi Service usage with at least following qualifications:

3.1.1	The presented equipment shall be able to operate under Thailand’s climate, at 0°C to 40°C and the relative humidity of 85% or better.

3.1.2	Able to operate the WiFi Devices with the WiFi Controller equipment currently used by CAT Telecom PLC.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
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CATBUZZ (Logo)	Translated from Thai

3.1.3	Able to connect according to the IEEE 802.11b/g/n/ac standard with the qualification of not less than WiFi AC1200.

3.1.4	Support 2 frequencies connection, both 2.4 GHz and 5 GHz

3.1.5	Support simultaneous multiple devices connection with not less than 500 devices pro 1 AP.

3.1.6	Support multiple types of devices i.e. IOS, Android, MAC, Windows etc.

3.1.7	Support SSID name setting specified by the Lessee and/or CAT Telecom PLC for the use of WiFi Service.

3.2	The necessary accessories for the functional WiFi Devices according to the objective consist of at least the following accessories:

3.2.1	Switch equipment in each area or location of service provided shall support PoE+ connection for WiFi Devices, and shall support the usage during the highest power usage (25.5W) in each WiFi Devices whereby the switch equipment shall support the connection of not less than 100 Mbps for each WiFi Devices.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
-Signature-	-Signature-

CATBUZZ	(Logo)	Translated from Thai

Service Level Agreement (SLA)

Defects Guarantee and Repairs

Within the term of this Agreement, the Lessor is obligated to repair and maintain the network system and WiFi Devices and the accessories to be in a functional condition throughout the Agreement, whereby the Lessor ought to have staffs with knowledge and expertise operating the repair and maintenance of the relevant network system and WiFi Devices to be in the normal functional condition according to the service standards with the following details:

1. The Lessor shall guarantee the usage throughout the term of this Agreement in the part of all the hardware, firmware and software of the network system and WiFi Devices provided and shall be responsible for the repairs and exchange of such defects and the software and firmware upgrade without any charges throughout the term of guarantee.

2. The Lessor shall notify the Lessee of each software and firmware upgrade of all network system and WiFi Devices provided within 30 days prior to the operation date.

3. In case the provided network system and WiFi Devices is defected or malfunctions due to usual usage, the Lessor shall repair or fix until they function well as usual or change new equipment within 7 days from the day received the notification without any additional charges.

4. For each repair and correction, the Lessor shall comply with the following provisions:

4.1	In case of matters impacting the service provided: The Lessor shall immediately engage to repair and correct within not less than 24 hours,

4.2	In case of matters not impacting the service provided: The Lessor shall immediately engage to repair and correct within not less than 7 (seven) days,

from the day received the permission to enter the premises by the owner of the location.

5. The Lessor shall have experienced and knowledgeable staff, in regards of the network system and WiFi Devices provided, who are able to provide advices and solutions for the devices without any additional charges throughout the term of this Agreement.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
-Signature-	-Signature-

CATBUZZ	(Logo)	Translated from Thai

6. The Lessor shall provide the Lessee with monthly service reports of the relevant network system and WiFi Devices within 5 (five) days from the first day of the upcoming month.

7. The Lessor shall comply with the performance requirements of the network system and WiFi Devices provided with the following conditions:

7.1	Packet Loss of < 1%

7.2	Availability of > 95%

7.3	Latency of <60ms measured from the area or location of service to CAT Telecom PLC.

7.4	The mean operation duration of WiFi devices of each area or location of service shall be >95% functional calculated by the consecutive reverse service of 30 days.

8. The Lessor warranties the WiFi devices under this Agreement throughout the terms of this Agreement, including the holidays. In case the WiFi devices have the total operating hours of not more than 24 hours per month, for the period of the operating hours of not over 24 hours, the Lessor agrees to pay the hourly fine of 1 Baht/device, commencing the timing of those malfunctioning WiFi devices by starting from the time receiving the notice from the Lessee by telephone or mobile telephone or e-mail, including during the holidays.

9. In case the Lessor does not supply with the staff to repair the defects or is unable to complete the repair to the usual functional condition within the determined period from the day received the notice from the Lessee, for the repair duration over the determined deadline, the Lessor agrees to pay the hourly fine of 0.5 Baht/device until the repair is completed and the device functions as usual.

10. In case the WiFi devices in the locations with previous multiple defects and repairs history of the devices, which continue to malfunction for multiple times without the fault of carelessness or misuse or unusual use and the Lessee agrees that the devices could not be repaired to their usual functional condition, the Lessee shall notify in written to the Lessor to demand the Lessor to replace such with the similar WiFi devices of the same quality or better and in a good functional condition within 7 (seven) days, also issue a notice to request for the change of WiFi devices as proof for the Lessee and if the Lessor does not proceed the replacement within the determined period, the Lessor agrees to be fined by the Lessee daily at the rate of 0.2% (zero point two) of the compensation value of the WiFi device usage only for those defected devices from the due date until the date of replacement.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
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CATBUZZ	(Logo)	Translated from Thai

11. Lessee shall appoint coordinator to contact and cooperate in case of emergency though out 24 hour a day (24x7) every day without holiday to guarantee that Network system and WiFi equipment run stable.

12. Lessee shall contact and support Lessor and/or CAT Telecom Public Company Limited to complete its duty with in schedule and time line. The Lessee must own expense for such operation.

13. In paying for fine and/or compensation under this agreement the Lessor agree and consent the Lessee deduce from service charge.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
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CATBUZZ	(Logo)	Translated from Thai

Appendix 4

Details of Service Fee Compensation and Method of Compensation Payment

1. Details of Service Fee Compensation

The Lessee agrees to pay the compensation from the usage of the relevant network system and WiFi Devices including the maintenance (compensation) monthly according to the compensation rate from the usage of the relevant network system and WiFi Devices including the maintenance according to the below attached table and according to the rate agreed change by both parties in the future by calculating from the amount of WiFi devices operating in such months multiply by the compensation rate from the usage of the relevant network system and WiFi Devices including the maintenance as follows:

Type of WiFi Device	Brand/Model	compensation rate from the usage of the relevant network system and WiFi Devices including the maintenance
(Baht/Device/Month)
Venue Type		Type A	Type B	Type C	Type D
Indoor Type 1	RUCKUS/R610 or CISCO Miraki/MR42 or equivalent	2,000.-	1,500.-	1,100.-	600.-
Indoor Type 2	RUCKUS/R710 or CISCO Miraki/MR52 or equivalent	2,300.-	1,800.-	1,400.-	800.-
Outdoor Type	RUCKUS/T310 or CISCO Miraki/MR70, M74 or equivalent	2,500.-	2,000.-	1,600.-	1,100.-

For each type of location, the following details are determined:

- Type A:	Department Stores or of the similar type with the Access Point installation in total of 20 sets and more.

- Type B:	Government Offices or of the similar type with the Access Point installation in total of not more than 20 sets.

- Type C:	Restaurants/Beverage Stores or of the similar type with the Access Point installation in total of not more than 2 sets.

- Type D:	Access point equipment for 1 set only

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CATBUZZ	(Logo)	Translated from Thai

Type A

*** Install Access point equipment totally at least 20 set

CAT BUZZ

Type B

*** Install Access point equipment totally at least 20 set

CAT BUZZ

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CatBuzz TV Company Limited	OBON Corporation Company Limited
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CATBUZZ (Logo)	Translated from Thai

Type C

*** Total Access Point installation of not more than 2 sets.

1.2 The compensation for location search along with the site acquisition from the location’s owner.

The Lessee agrees to pay the compensation for location search along with the site acquisition from the location’s owner for the proper use of location for the installation of the network system and WiFi Devices at the compensation rate of total 10,000 Baht per location, whereby the Lessee shall pay the compensation upon the presentation of written proof from the location’s owner and approval to proceed by CAT Telecom PLC.

1.3 Compensation for Relocation

The Lessee agrees to pay the compensation for the relocation of the WiFi Devices including the accessories for the effectiveness in accordance with the objective of the network system and WiFi Devices provided and approval to proceed from CAT Telecom PLC at the compensation rate of total 5,000 Baht per WiFi device.

However, the Lessee shall charge the compensation for any relocation amount of more than 2% of all the target Access Points as specified in the Appendix 5 of this Agreement.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
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CATBUZZ (Logo)	Translated from Thai

2. Mean of Compensation Payment

2.1 After the Lessor completed the installation of the network system and WiFi Devices in each area or location determined by the Lessee and/or CAT Telecom PLC and conducted the system testing with WiFi Controller, the Lessor shall issue a list report of the amount and plans of all the relevant network system and WiFi Devices installation for the Google Station WiFi Service provided at such locations or areas to the Lessee as proof the further commence the service charges.

2.2 In each month, the Lessor shall submit a monthly report to the Lessee within the 5th day of the upcoming month as proof to demand for the compensation fee of the month, with the following details:

- Equipment conditions report

- Maintenance report

- Installation/installment relocation/removal report

- Issue financial documents/invoice for the compensation request

2.3 The Lessee shall pay the compensation for the network system and WiFi Devices usage to the Lessor according to the inspected fact of the report in Clause 2.2 under the provisions of the rate details in Clause 1.1, whereby the Lessor shall submit the financial documents/invoice of the Lessor after jointly inspected and the Lessee shall pay such fee within 30 days from the day received the financial document/invoice of the Lessor.

2.4 The Lessee shall pay the expenses for the search of the location and site acquisition conducted by the Lessor. After the Lessor submitted the installation approval in written from the owner of the location under Clause 1.2, whereby the company shall issue the financial documents/invoice of the Lessor after the joint inspection and the Lessee shall pay such fee 30 days from the day received the financial document/invoice of the Lessor.

2.5 The Lessee shall pay for the relocation of the relevant network system and WiFi Devices as notified by CAT Telecom PLC under Clause 1.3. After the installation at the new location and the system testing with CAT Telecom PLC, the Lessor shall issue a list report of the amount and plans of all the relevant network system and WiFi Devices and accessories installation for the Google Station WiFi Service provided at such locations or areas to the Lessee as proof the further commence the service charges. The Lessor shall submit the financial document/invoice of the Lessor after the joint inspection and the Lessee shall pay such fee 30 days from the day received the financial document/invoice of the Lessor.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
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CATBUZZ (Logo)	Translated from Thai

3. GENERAL TERM

When this agreement expire if the parties request to renewable the agreement, the Lessee and the Lessor agree to review details and payment of the agreement based on economic condition, approximately with the business profit of the partied and under good governance. Such agreement must be in writing.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
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CATBUZZ (Logo)	Translated from Thai

Appendix 5

Details of Target and Area or Location of Service

The Lessee, under the business and project objective of CAT Telecom PLC, intends to provide the public wireless internet network services and/or Google Station WiFi Service with the business alliance cooperating in providing the service of wireless internet network to provide internet service to users in the agreed area or project or location with the target device installation amount of not less than 10,000 Access Points.

The Lessor shall conduct the survey and installment of the network system and WiFi Devices and accessories including the maintenance to support the public wireless internet network services or WiFi Service of the Lessee and/or CAT Telecom PLC together with the business alliance in jointly providing the services.

The Lessor shall present the proper target area or location and with high level of people passing-by expected to have public wireless internet network or Google Station WiFi Service users according to the objective under this project. The Lessor can apply the below table of target area and location list as sample and guideline to consider the proper target electing the area or location for the service.

The Lessee has determined the installation standards for the effectiveness of the service. The Lessee shall submit the list of locations and amount of AP to be installed at each location permitted by the location’s owner with proof for the company to proceed the installation, whereby the company shall conduct the installation of WiFi devices with accessories at each location or area in the target amount of total 10,000 Access Points within 1 year after the day signed this Agreement, the Lessee shall be able to increase the installation target of WiFi devices in addition of 20,000 Access Points.

If the Lessee and/or CAT Telecom PLC is unable to install the Uplink in the location or area installed within the determined period, whatever the reason may be, the determined target amount of AP shall be reduced by counting only the locations or areas in which the Lessee and/or CAT Telecom PLC is able to install the Uplink and provide the service under the determined period indicated by both parties with the acknowledged proof by both parties.

However, the Lessee and the Lessor can jointly present the proper target area or location for CAT Telecom PLC to consider selecting the target area or location to provide the service for the benefit of both parties. CAT Telecom PLC shall confirm the target area or location in written with the Lessor as proof to commence the installation of network system and WiFi Devices and accessories further.

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CatBuzz TV Company Limited	OBON Corporation Company Limited
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